UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Semi-Annual Report
April 30, 2025

Notice to Shareholders
• On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the
Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of April 30, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve normally invests in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Vince Fioramonti, CFA, Chris Lee, CFA, Megan Miller, CFA, Michael J. Schueller, CFA, Xin (“Steven”) Zhao, FRM*

Average annual total returns (%) as of April 30, 2025[1]

	6 months	1 year	5 year	10 year
Based on market value	9.64	21.56	15.42	6.64
Based on net asset value (NAV)	5.62	14.68	15.10	6.76
Global Dividend Opportunity Blended Index (Strategy Benchmark)[2]	1.05	11.24	11.78	8.00
MSCI ACWI Index (Net) (Regulatory Benchmark)†	0.88	11.84	13.07	8.63
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2025, was 2.50% which includes 1.22% of dividends on securities sold short and interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country
World Index (ACWI) (Net) and 20% ICE BofA U.S. High Yield Constrained Index††. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed
65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1,
2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You
cannot invest directly in an index.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

†† The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2025. ICE Data Indices, LLC. All rights reserved.

* Mr. Zhao became a portfolio manager of the Fund on February 25, 2025.
FRM®(Financial Risk Manager) designation is a trademark owned by the Global Association of Risk Professionals (GARP).
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 3

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.

4 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 9.64% for the six-month period that ended April 30, 2025. During the same period, the Fund’s return based on its net asset value (NAV) was 5.62%. Based on both its market value and its NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index, which returned 1.05% for the period.
Global equities were mixed to end 2024 and begin 2025.
Global equity returns were muted over the six months that ended April 30, 2025, as financial markets were affected by slower economic activity, a pullback in momentum from artificial intelligence (AI) secular growth themes, and volatile tariff policy headlines. For the past six months, international value stocks outperformed growth stocks by roughly 0.6%, with the MSCI ACWI Value Index* gaining 1.2% and the MSCI ACWI Growth Index** returning 0.6%. The Fund’s equity sleeve historically has outperformed the benchmark MSCI ACWI (Net) when value outperforms growth, as occurred over the trailing six-month period.
Annualized gross domestic product (GDP) in the G20 (Group of Twenty) area expanded by an annualized rate of 3.2% during the fourth quarter, up slightly from the 2.8% pace of growth in the prior quarter. Economic growth within Turkey, India, China, Argentina, and Indonesia increased the most during the quarter, while growth declined in Mexico, Germany, and France. Following the third quarter’s 3.1% pace of GDP growth, U.S. annualized real GDP decelerated to 2.3% during the fourth quarter of 2024. U.S. GDP growth was sparked by strong consumer and government spending, offsetting a slight decrease in investment and imports. The consensus estimates for first quarter real GDP growth reflect a cooling outlook for the U.S. economy with considerable downside for the most pessimistic estimates.
In March, the Federal Open Market Committee (FOMC) maintained the federal funds rate at a target range of 4.25–4.50%. The Federal Reserve (Fed) paused for a second straight meeting following three consecutive rate cuts that began in September 2024. Slower economic activity, particularly in Europe, eased price pressures in the services sector, paving the way for major central banks to implement gradual rate cuts. The Bank of England and the European Central Bank lowered rates by 25 basis points (bps; 100 bps equal 1.00%) and 50 bps, respectively. The People’s Bank of China maintained the base interest rate on one-year loans at 3.10%. One notable exception was the Bank of Japan, which raised its policy rate by 25 bps to 0.50%.
In seeking to deliver a higher dividend relative to the benchmark, the equity sleeve has greater exposure to dividend payers and less exposure to growth companies that do not pay dividends. The equity sleeve was overweight in the U.K./Ireland and Europe, as these regions have more stocks that pay a higher dividend. The equity sleeve was underweight the U.S. and emerging markets. The strategy maintains an overweight in the financials, real estate, and energy sectors while it is underweight the industrials, materials, and consumer discretionary sectors.

Ten largest holdings (%) as of April 30, 2025[1]
NVIDIA Corp.	3.17
Apple, Inc.	3.08
Microsoft Corp.	2.79
Alphabet, Inc. Class A	2.14
Amazon.com, Inc.	2.10
Walmart, Inc.	2.07
Broadcom, Inc.	1.97
Citigroup, Inc.	1.82
SAP SE	1.82
Coca-Cola HBC AG	1.74

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve benefited from stock selection within financials, information technology (IT), and consumer staples.
Positive stock selection within the financials sector contributed to significant returns for the portfolio. Sompo Holdings, Inc., surged 51%, while 3i Group plc and UniCredit SpA. returned 40% and 36%, respectively. Two IT holdings, InterDigital, Inc., and SAP SE, generated strong earnings and returned 34% and 24%, respectively. Within consumer staples, Coca-Cola HBC AG and Walmart, Inc. rallied 50% and 19%, respectively. The equity sleeve also benefited from an underweight to IT, which returned -5% within the MSCI ACWI (Net) and was the worst-performing sector of the index during the six-month period.
Stock selection within energy, industrials, and consumer discretionary detracted from relative performance.
Diamondback Energy, Inc., sold off 27% on lower revenues, disappointing capex spending, and volatile free-cash-flow characteristics. During March, the equity sleeve managers sold out of the position in Diamondback in response to deteriorating model ranks and an elevated risk of future earnings disappointments. Two U.S. industrials companies, Ferguson Enterprises, Inc. and Owens Corning, declined 20% and 17%, respectively, over mixed quarterly results and faltering momentum. The sleeve sold out of its position in Ferguson Enterprises, Inc. during the period, also due to deteriorating model rankings.
* The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries and Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. You cannot invest directly into an index.
** The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. You cannot invest directly into an index.

Allspring Global Dividend Opportunity Fund | 5

Performance highlights (unaudited)
The global economy is volatile and uncertain.
As of May 2025, the entire world waits to see how tariffs will continue to affect the economic landscape and global trade. The initial tariff announcements from April 2 sent global markets into a landslide, only to bounce back after a 90-day pause on reciprocal tariffs. The uncertainty related to the global tariff policy outlook—specifically with China, where tariffs remain high—has caused businesses and individuals to adopt a wait-and-see approach to investment and consumption. As trade negotiations and agreements have progressed, it remains unclear how the broader global landscape will react to rapidly changing market sentiment.
On monetary policy, there is significant room for policy easing, which could help offset the negative effects from higher tariffs or tightening fiscal policy. However, the fear of the inflationary impact of tariffs is expected to keep the Fed on the sidelines until there is tangible evidence of a deterioration in the economy or financial stability concerns. In the press conference after the March FOMC meeting, Fed Chair Jerome Powell suggested there would be scope for the Fed to look through the impact of tariffs on prices, even going as far as to repeat the “transitory” term that caused the Fed to react too slowly to inflation resulting from the pandemic. As a result, the Fed is expected to cut rates a couple of times by the end of 2025 as inflation comes back down.
Given the economic, geopolitical, and market backdrop, we anticipate volatile and range-bound markets. The equity team will seek to neutralize the sleeve’s exposures to macroeconomic and geopolitical risks where possible. While cautious, they will look to take advantage of market volatility to invest in companies with strong fundamentals at reasonable prices. As the team monitors the macroeconomic environment, they will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
Option overlay contributed during a period of mixed equity performance.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio creates a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global equity markets and in above-average volatility environments.
Global equity markets were flat/slightly positive during this six-month period, with the MSCI ACWI (Net) returning 0.88%. The mixed performance in equities caused option-implied volatility, as measured by the VIX Index**, to increase. The VIX Index decreased in the early portion of the period during the U.S. postelection rally, with a low of 12.70 in early December. However, the equity pull-back in March and early April caused the VIX to spike to 60.13 on April 7, 2025, before easing to finish the period at 24.70. The option overlay contributed to the Fund’s performance on an absolute basis during the period as equity markets were mixed and volatility increased.
Sector allocation as of April 30, 2025[1]

20%
Financials
19%
Information technology
12%
Communications
8%
Consumer discretionary
8%
Health care
7%
Energy
7%
Industrials
5%
Consumer staples
3%
Consumer, cyclical
3%
Consumer, non-cyclical
3%
Real estate
3%
Utilities
1%
Materials
1%
Technology

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Elevated levels of volatility are expected by the option overlay team.
Looking forward, the option overlay team expects implied volatility to remain elevated, reflecting market participants’ concerns about tariffs and their impact on equity markets. Higher levels of volatility could present a good opportunity for the Fund’s option overlay strategy to contribute to returns.
* The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 9.70% and 14.08%, respectively, from October 31, 2024 to April 30, 2025. You cannot invest directly in an index.
** The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Yields on high yield bonds rose and credit spreads widened.
In the six months that ended April 30, 2025, the ICE BofA U.S. High Yield Index* returned 1.64%. High yield bond yields increased to 7.91% from 7.35%, and high yield credit spreads widened 111 bps to 394 bps in option-adjusted spread. Although the trailing 12-month default rate fell to 1.1%, risk premiums, as measured by credit spreads, grew to reflect the uncertainty that new tariff policies might have on the economy.
The high yield sleeve outperformed the broader high yield market, helped by security selection in health care.
The Fund’s high yield sleeve outperformed the ICE BofA U.S. High Yield Index in the six-month period that ended April 30, 2025. By sector, IT and pharmaceuticals were most additive to relative performance within the high yield sleeve while utilities and building products holdings were most detrimental. Multiplan, a health care data and technology provider, and Bausch, a pharmaceutical company, were our two best-performing individual credits. Modivcare, a provider of non-emergency transportation, and Saks, a department store and specialty retailer, were the two worst-performing individual holdings.
The high yield sleeve moved up the credit rating spectrum.
Over the past six months, the high yield sleeve increased its allocation to single-B-rated bonds and reduced its exposure to CCC-rated bonds. The sleeve increased its allocations to the telecommunications and real estate sectors and reduced its exposure to the gas distribution and advertising sectors.
Leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this period. As of April 30, 2025, the Fund had approximately 16.6% leverage as a percentage of total assets.
Higher-quality high yield credits expected to weather uncertainty.
The “Goldilocks” economic environment—moderate growth and falling inflation—that we experienced in 2024 now faces policy uncertainty. The extent and degree to which this uncertainty changes economic behavior and outcomes is unclear. What is clear is that issuer balance sheets, as well as leverage and coverage ratios, enter this period of uncertainty in a healthy condition. Thus, we believe higher-quality credits have the financial flexibility to survive a period of slower growth. Conversely, CCC-rated credits have lost access to the new-issue market for the past two months. While the trailing 12-month default rate is just 1.1%, slower growth portends rising defaults and stifles spread compression. This is why we prefer higher-quality credits. Relative to recent history, all-in yields continue to be attractive, which may explain the resilient performance of higher-quality credits during the recent bout of volatility. Returns that approximate coupon income are possible in a slower growth, volatile environment, but they require careful security selection.
Credit quality as of April 30, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Geographic allocation as of April 30, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
* The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund | 7

Portfolio of investments—April 30, 2025 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.12%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$60,900	$67,214
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	140,000	142,720
Ziply Fiber Issuer LLC Series 2024-1A Class C144A	11.17	4-20-2054	75,000	80,289
Total asset-backed securities (Cost $282,493)				290,223

	Shares
Common stocks: 93.99%
Australia: 0.92%
Fortescue Ltd. (Materials, Metals & mining)	213,348	2,203,391
Brazil: 1.51%
BB Seguridade Participacoes SA (Financials, Insurance)	480,109	3,618,277
Canada: 1.42%
Power Corp. of Canada (Financials, Insurance)	90,051	3,408,430
China: 3.58%
BYD Co. Ltd. Class H (Consumer discretionary, Automobiles)	59,500	2,826,024
China Construction Bank Corp. Class H (Financials, Banks)	3,160,000	2,595,712
Haier Smart Home Co. Ltd. Class H (Consumer discretionary, Household durables)	562,600	1,632,682
JD.com, Inc. Class A (Consumer discretionary, Broadline retail)	93,200	1,517,429
		8,571,847
France: 4.85%
Engie SA (Utilities, Multi-utilities)	119,333	2,466,414
Orange SA (Communication services, Diversified telecommunication services)	281,708	4,087,032
Publicis Groupe SA (Communication services, Media)	20,937	2,130,277
SCOR SE (Financials, Insurance)	92,967	2,929,314
		11,613,037
Germany: 2.78%
SAP SE (Information technology, Software)	14,862	4,348,453
Siemens AG (Industrials, Industrial conglomerates)	10,022	2,307,680
		6,656,133
Ireland: 2.13%
Seagate Technology Holdings PLC (Information technology, Technology hardware, storage & peripherals)	27,791	2,529,815
Trane Technologies PLC (Industrials, Building products)	6,711	2,572,393
		5,102,208
Israel: 0.86%
Plus500 Ltd. (Financials, Capital markets)	50,080	2,052,894
Italy: 1.68%
UniCredit SpA (Financials, Banks)	69,084	4,019,366
The accompanying notes are an integral part of these financial statements.
8 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Shares	Value
Japan: 4.56%
Hitachi Ltd. (Industrials, Industrial conglomerates)	156,300	$3,863,035
Honda Motor Co. Ltd. (Consumer discretionary, Automobiles)	289,500	2,945,587
Sompo Holdings, Inc. (Financials, Insurance)	125,300	4,106,218
		10,914,840
Luxembourg: 0.00%
Intelsat Emergence SA (Communication services, Diversified telecommunication services)†	13	512
Netherlands: 0.86%
Signify NV (Industrials, Electrical equipment)144A	99,347	2,059,371
Norway: 1.54%
Telenor ASA (Communication services, Diversified telecommunication services)	246,061	3,695,832
Singapore: 1.01%
DBS Group Holdings Ltd. (Financials, Banks)	74,100	2,407,449
South Korea: 1.20%
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	75,183	2,872,499
Spain: 1.07%
CaixaBank SA (Financials, Banks)	335,019	2,567,655
Switzerland: 3.28%
Coca-Cola HBC AG (Consumer staples, Beverages)	79,974	4,164,543
Roche Holding AG (Health care, Pharmaceuticals)	11,316	3,700,178
		7,864,721
Taiwan: 1.73%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	24,844	4,141,246
United Kingdom: 3.71%
3i Group PLC (Financials, Capital markets)	71,350	4,044,904
Aviva PLC (Financials, Insurance)	351,087	2,630,485
Shell PLC (Energy, Oil, gas & consumable fuels)	68,297	2,204,063
		8,879,452
United States: 55.30%
AbbVie, Inc. (Health care, Biotechnology)#	19,078	3,722,118
Alphabet, Inc. Class A (Communication services, Interactive media & services)#	32,304	5,129,875
Amazon.com, Inc. (Consumer discretionary, Broadline retail)†#	27,223	5,020,466
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	34,675	7,368,437
Applied Industrial Technologies, Inc. (Industrials, Trading companies & distributors)#	9,264	2,253,746
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 9

Portfolio of investments—April 30, 2025 (unaudited)

	Shares	Value
United States(continued)
Arista Networks, Inc. (Information technology, Communications equipment)†#	41,470	$3,411,737
AT&T, Inc. (Communication services, Diversified telecommunication services)#	139,791	3,872,211
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	24,542	4,723,599
Cheniere Energy, Inc. (Energy, Oil, gas & consumable fuels)#	10,750	2,484,432
Citigroup, Inc. (Financials, Banks)#	63,603	4,349,173
Colgate-Palmolive Co. (Consumer staples, Household products)#	24,153	2,226,665
ConocoPhillips (Energy, Oil, gas & consumable fuels)#	31,702	2,825,282
Deckers Outdoor Corp. (Consumer discretionary, Textiles, apparel & luxury goods)†#	19,897	2,205,185
Dell Technologies, Inc. Class C (Information technology, Technology hardware, storage & peripherals)#	26,943	2,472,290
Devon Energy Corp. (Energy, Oil, gas & consumable fuels)#	58,857	1,789,841
Eli Lilly & Co. (Health care, Pharmaceuticals)	4,021	3,614,678
Enviva, Inc. (Energy, Oil, gas & consumable fuels)‡†	29,737	416,318
Gap, Inc. (Consumer discretionary, Specialty retail)#	82,590	1,808,721
General Motors Co. (Consumer discretionary, Automobiles)#	44,007	1,990,877
Gilead Sciences, Inc. (Health care, Biotechnology)#	32,140	3,424,196
InterDigital, Inc. (Information technology, Software)	20,377	4,095,777
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	4,435	3,116,430
Ladder Capital Corp. Class A (Financials, Mortgage real estate investment trusts (REITs))	222,944	2,327,535
Lantheus Holdings, Inc. (Health care, Health care equipment & supplies)†	24,688	2,575,946
Meta Platforms, Inc. Class A (Communication services, Interactive media & services)#	6,324	3,471,876
Microsoft Corp. (Information technology, Software)	16,910	6,683,847
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	69,723	7,594,229
Omega Healthcare Investors, Inc. (Real estate, Health care REITs)	81,514	3,183,122
Organon & Co. (Health care, Pharmaceuticals)	174,912	2,261,612
Owens Corning (Industrials, Building products)	11,873	1,726,453
Pfizer, Inc. (Health care, Pharmaceuticals)	120,946	2,952,292
PNC Financial Services Group, Inc. (Financials, Banks)	13,596	2,184,741
Resolute Topco, Inc. (Investment Companies)†	2,451	22,059
Simon Property Group, Inc. (Real estate, Retail REITs)	15,904	2,502,972
SLM Corp. (Financials, Consumer finance)	92,712	2,680,304
Sysco Corp. (Consumer staples, Consumer staples distribution & retail)	34,978	2,497,429
TD SYNNEX Corp. (Information technology, Electronic equipment, instruments & components)	24,608	2,726,566
Tesla, Inc. (Consumer discretionary, Automobiles)†	7,503	2,117,046
UGI Corp. (Utilities, Gas utilities)	114,371	3,750,225
The accompanying notes are an integral part of these financial statements.
10 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Shares	Value
United States(continued)
VICI Properties, Inc. Class A (Real estate, Specialized REITs)	121,831	$3,901,029
Walmart, Inc. (Consumer staples, Consumer staples distribution & retail)	50,957	4,955,568
		132,436,905
Total common stocks (Cost $171,178,027)		225,086,065

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 17.65%
United States: 17.65%
AdaptHealth LLC (Consumer, non-cyclical, Pharmaceuticals)144A	5.13%	3-1-2030	$175,000	156,434
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	7.50	2-15-2033	140,000	132,661
AES Corp. (5 Year Treasury Constant Maturity+2.89%) (Utilities, Electric)±	6.95	7-15-2055	180,000	167,866
AES Corp. (5 Year Treasury Constant Maturity+3.20%) (Utilities, Electric)±	7.60	1-15-2055	225,000	222,314
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas)144A	7.50	10-1-2029	115,000	115,465
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%) (Financial, Diversified financial services)144Aʊ±	5.25	6-15-2026	330,000	320,632
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (Consumer, non-cyclical, Food)144A	5.88	2-15-2028	160,000	159,879
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (Financial, Insurance)144A	7.38	10-1-2032	400,000	404,225
Allied Universal Holdco LLC (Consumer, non-cyclical, Commercial services)144A	7.88	2-15-2031	135,000	137,884
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines)144A	5.50	4-20-2026	28,359	28,170
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines)144A	5.75	4-20-2029	105,000	101,840
AmWINS Group, Inc. (Financial, Insurance)144A	4.88	6-30-2029	95,000	90,699
AmWINS Group, Inc. (Financial, Insurance)144A	6.38	2-15-2029	130,000	131,549
Antero Midstream Partners LP/Antero Midstream Finance Corp. (Energy, Pipelines)144A	6.63	2-1-2032	80,000	80,827
Arches Buyer, Inc. (Communications, Internet)144A	6.13	12-1-2028	100,000	89,410
Archrock Partners LP/Archrock Partners Finance Corp. (Energy, Oil & gas services)144A	6.63	9-1-2032	135,000	134,240
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	6.00	6-15-2027	270,000	269,009
AthenaHealth Group, Inc. (Technology, Software)144A	6.50	2-15-2030	315,000	301,093
B&G Foods, Inc. (Consumer, non-cyclical, Food)144A	8.00	9-15-2028	240,000	238,113
Beacon Roofing Supply, Inc. (Consumer, cyclical, Retail)144A	6.75	4-30-2032	140,000	140,362
Berry Global, Inc. (Industrial, Packaging & containers)144A	5.63	7-15-2027	30,000	29,973
Blackstone Mortgage Trust, Inc. (Financial, REITs)144A	7.75	12-1-2029	185,000	192,145
Block, Inc. (Consumer, non-cyclical, Commercial services)144A	6.50	5-15-2032	235,000	239,766
Brandywine Operating Partnership LP (Financial, REITs)	8.88	4-12-2029	300,000	314,620
Bristow Group, Inc. (Energy, Oil & gas services)144A	6.88	3-1-2028	410,000	397,760
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 11

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
BroadStreet Partners, Inc. (Financial, Insurance)144A	5.88%	4-15-2029	$195,000	$188,278
Buckeye Partners LP (Energy, Pipelines)	5.85	11-15-2043	200,000	167,924
Buckeye Partners LP (Energy, Pipelines)144A	6.88	7-1-2029	90,000	91,695
Builders FirstSource, Inc. (Industrial, Building materials)144A	6.38	3-1-2034	185,000	183,619
Cablevision Lightpath LLC (Communications, Internet)144A	5.63	9-15-2028	190,000	175,911
California Resources Corp. (Energy, Oil & gas)144A	8.25	6-15-2029	80,000	76,272
Camelot Return Merger Sub, Inc. (Industrial, Building materials)144A	8.75	8-1-2028	185,000	160,434
Carvana Co. (PIK at 13.00%) (Consumer, cyclical, Retail)144A¥	9.00	6-1-2030	395,000	418,244
CCM Merger, Inc. (Consumer, cyclical, Entertainment)144A	6.38	5-1-2026	595,000	595,694
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.25	1-15-2034	330,000	277,988
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.50	8-15-2030	825,000	766,082
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	75,000	66,636
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	5.00	2-1-2028	25,000	24,391
Celanese U.S. Holdings LLC (Basic materials, Chemicals)	6.50	4-15-2030	200,000	195,425
Central Garden & Pet Co. (Consumer, non-cyclical, Household products/wares)	4.13	10-15-2030	145,000	132,804
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	7.50	1-1-2030	115,000	119,311
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	9.50	1-1-2031	135,000	143,863
Chemours Co. (Basic materials, Chemicals)144A	8.00	1-15-2033	185,000	166,707
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.25	5-15-2030	130,000	110,910
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.00	1-15-2029	150,000	139,735
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	10.88	1-15-2032	140,000	144,551
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	6.75	5-1-2031	210,000	212,095
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	7.00	8-1-2032	445,000	455,045
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%) (Financial, Banks)ʊ±	3.88	2-18-2026	235,000	228,551
Clean Harbors, Inc. (Industrial, Environmental control)144A	6.38	2-1-2031	165,000	168,069
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	5.13	8-15-2027	85,000	82,644
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	9.00	9-15-2028	200,000	207,011
Cleveland-Cliffs, Inc. (Basic materials, Iron/steel)144A	7.00	3-15-2032	195,000	183,200
Cloud Software Group, Inc. (Technology, Software)144A	6.50	3-31-2029	295,000	295,106
Cloud Software Group, Inc. (Technology, Software)144A	8.25	6-30-2032	270,000	281,642
Cloud Software Group, Inc. (Technology, Software)144A	9.00	9-30-2029	345,000	347,563
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	6.88	1-15-2030	75,000	76,203
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	8.75	4-15-2030	135,000	139,094
CommScope LLC (Communications, Telecommunications)144A	8.25	3-1-2027	135,000	122,969
Concentra Health Services, Inc. (Consumer, non-cyclical, Healthcare- services)144A	6.88	7-15-2032	215,000	220,116
The accompanying notes are an integral part of these financial statements.
12 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Cooper Tire & Rubber Co. LLC (Consumer, cyclical, Auto parts & equipment)	7.63%	3-15-2027	$190,000	$191,995
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2029	390,000	411,103
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	5.50	6-15-2031	250,000	239,908
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	7.50	12-15-2033	335,000	352,482
CSC Holdings LLC (Communications, Media)144A	3.38	2-15-2031	205,000	136,860
CSC Holdings LLC (Communications, Media)144A	5.50	4-15-2027	225,000	209,065
CSC Holdings LLC (Communications, Media)144A	11.25	5-15-2028	135,000	131,965
DaVita, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.88	9-1-2032	450,000	454,359
Diebold Nixdorf, Inc. (Technology, Computers)144A	7.75	3-31-2030	215,000	223,841
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc. (Communications, Media)144A	5.88	8-15-2027	60,000	57,988
DISH DBS Corp. (Communications, Media)144A	5.75	12-1-2028	110,000	92,383
DISH Network Corp. (Communications, Media)144A	11.75	11-15-2027	380,000	399,361
EchoStar Corp. (PIK at 6.75%) (Communications, Telecommunications)¥	6.75	11-30-2030	600,000	559,244
Edison International (5 Year Treasury Constant Maturity+3.86%) (Utilities, Electric)±	8.13	6-15-2053	165,000	157,104
Ellucian Holdings, Inc. (Technology, Software)144A	6.50	12-1-2029	190,000	189,813
EMRLD Borrower LP/Emerald Co-Issuer, Inc. (Industrial, Building materials)144A	6.63	12-15-2030	280,000	283,951
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas)144A	8.50	5-1-2028	215,000	215,153
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas)144A	8.75	5-1-2031	130,000	132,366
Encore Capital Group, Inc. (Financial, Diversified financial services)144A	9.25	4-1-2029	200,000	211,118
Endo Finance Holdings, Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	8.50	4-15-2031	285,000	296,324
Energizer Holdings, Inc. (Industrial, Electrical components & equipment)144A	4.38	3-31-2029	205,000	191,262
Entegris, Inc. (Technology, Semiconductors)144A	5.95	6-15-2030	135,000	134,718
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources)144A♦†	6.50	1-15-2026	710,000	0
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%) (Utilities, Electric)±	7.63	12-15-2054	245,000	246,092
Excelerate Energy LP (Energy, Pipelines)144A%%	8.00	5-15-2030	80,000	81,266
EZCORP, Inc. (Financial, Diversified financial services)144A	7.38	4-1-2032	140,000	146,565
FirstCash, Inc. (Consumer, cyclical, Retail)144A	4.63	9-1-2028	100,000	96,963
FirstCash, Inc. (Consumer, cyclical, Retail)144A	6.88	3-1-2032	285,000	291,590
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	5.50	5-1-2028	245,000	240,604
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	7.00	5-1-2031	235,000	238,944
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	7.00	6-15-2032	95,000	96,264
Genesee & Wyoming, Inc. (Industrial, Transportation)144A	6.25	4-15-2032	200,000	202,640
Genting New York LLC/GENNY Capital, Inc. (Consumer, cyclical, Lodging)144A	7.25	10-1-2029	200,000	199,866
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	8.63	4-15-2029	275,000	289,093
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	10.25	4-15-2031	235,000	256,771
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 13

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Global Aircraft Leasing Co. Ltd. (Financial, Diversified financial services)144A	8.75%	9-1-2027	$130,000	$129,529
Group 1 Automotive, Inc. (Consumer, cyclical, Retail)144A	6.38	1-15-2030	130,000	131,328
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	9-1-2028	215,000	217,622
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	5-15-2032	140,000	142,481
Hess Midstream Operations LP (Energy, Pipelines)144A	5.50	10-15-2030	85,000	82,995
Hess Midstream Operations LP (Energy, Pipelines)144A	6.50	6-1-2029	45,000	45,701
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	2-1-2031	225,000	201,954
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.25	4-15-2032	30,000	26,096
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	8.38	11-1-2033	55,000	52,303
Hilton Domestic Operating Co., Inc. (Consumer, cyclical, Lodging)144A	6.13	4-1-2032	220,000	222,927
HUB International Ltd. (Financial, Insurance)144A	5.63	12-1-2029	105,000	102,572
HUB International Ltd. (Financial, Insurance)144A	7.25	6-15-2030	35,000	36,304
HUB International Ltd. (Financial, Insurance)144A	7.38	1-31-2032	250,000	257,560
Insight Enterprises, Inc. (Technology, Computers)144A	6.63	5-15-2032	120,000	121,740
IQVIA, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.50	5-15-2030	430,000	436,892
Iron Mountain, Inc. (Financial, REITs)144A	4.50	2-15-2031	230,000	213,077
Iron Mountain, Inc. (Financial, REITs)144A	5.25	7-15-2030	450,000	436,079
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.13	11-1-2032	60,000	58,973
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.75	5-1-2033	95,000	95,448
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	7.13	4-30-2031	205,000	211,421
Jefferies Finance LLC/JFIN Co-Issuer Corp. (Financial, Diversified financial services)144A	5.00	8-15-2028	145,000	134,922
Jefferies Finance LLC/JFIN Co-Issuer Corp. (Financial, Diversified financial services)144A	6.63	10-15-2031	125,000	122,470
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A%%	8.25	5-15-2030	85,000	85,540
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A	9.50	2-15-2029	125,000	131,037
JELD-WEN, Inc. (Industrial, Building materials)144A	7.00	9-1-2032	155,000	136,127
Kimmeridge Texas Gas LLC (Energy, Oil & gas)144A	8.50	2-15-2030	55,000	52,808
Kinetik Holdings LP (Energy, Pipelines)144A	5.88	6-15-2030	245,000	239,377
Kraken Oil & Gas Partners LLC (Energy, Oil & gas)144A	7.63	8-15-2029	75,000	67,094
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITs)144A	7.00	7-15-2031	265,000	272,288
Lamb Weston Holdings, Inc. (Consumer, non-cyclical, Food)144A	4.38	1-31-2032	150,000	137,418
Level 3 Financing, Inc. (Communications, Telecommunications)144A	3.63	1-15-2029	160,000	123,600
Level 3 Financing, Inc. (Communications, Telecommunications)144A	3.88	10-15-2030	140,000	110,418
Level 3 Financing, Inc. (Communications, Telecommunications)144A	10.50	4-15-2029	320,000	354,315
LGI Homes, Inc. (Consumer, cyclical, Home builders)144A	8.75	12-15-2028	165,000	166,618
Lithia Motors, Inc. (Consumer, cyclical, Retail)144A	4.38	1-15-2031	175,000	160,757
Lumen Technologies, Inc. (Communications, Telecommunications)144A	10.00	10-15-2032	177,750	177,306
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	6.13	3-15-2032	165,000	148,566
Match Group Holdings II LLC (Communications, Internet)144A	5.63	2-15-2029	190,000	185,393
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
MetLife, Inc. Series G (5 Year Treasury Constant Maturity+2.08%) (Financial, Insurance)±	6.35%	3-15-2055	$125,000	$124,174
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	7.88	5-1-2029	145,000	49,832
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Healthcare- services)144A	5.75	12-31-2030	81,372	63,063
MPH Acquisition Holdings LLC (PIK at 0.75%) (Consumer, non-cyclical, Healthcare-services)144A¥	6.75	3-31-2031	74,185	49,704
MPH Acquisition Holdings LLC (PIK at 5.00%) (Consumer, non-cyclical, Healthcare-services)144A¥	11.50	12-31-2030	64,735	59,556
MPT Operating Partnership LP/MPT Finance Corp. (Financial, REITs)144A	8.50	2-15-2032	165,000	167,637
Murphy Oil Corp. (Energy, Oil & gas)	6.00	10-1-2032	130,000	118,271
Nabors Industries Ltd. (Energy, Oil & gas)144A	7.50	1-15-2028	85,000	67,643
Nabors Industries, Inc. (Energy, Oil & gas)144A	8.88	8-15-2031	120,000	81,389
Nabors Industries, Inc. (Energy, Oil & gas)144A	9.13	1-31-2030	125,000	113,195
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	6.50	8-1-2029	230,000	233,771
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	7.13	2-1-2032	200,000	207,481
Navient Corp. (Financial, Diversified financial services)	11.50	3-15-2031	225,000	251,062
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	5.88	2-15-2027	140,000	139,347
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	6.75	2-1-2032	105,000	102,526
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	7.75	2-15-2029	80,000	82,563
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	8.13	1-15-2029	60,000	62,833
Newell Brands, Inc. (Consumer, cyclical, Housewares)	6.38	5-15-2030	165,000	150,199
Oceaneering International, Inc. (Energy, Oil & gas services)	6.00	2-1-2028	135,000	128,349
OneMain Finance Corp. (Financial, Diversified financial services)	7.88	3-15-2030	255,000	263,425
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	4.63	3-15-2030	150,000	138,615
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	7.38	2-15-2031	190,000	198,961
Panther Escrow Issuer LLC (Financial, Insurance)144A	7.13	6-1-2031	130,000	133,184
Paramount Global (3 Month LIBOR+3.90%) (Communications, Media)±	6.25	2-28-2057	125,000	115,373
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (Utilities, Electric)144A	4.50	8-15-2028	325,000	308,812
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.38	2-15-2030	155,000	149,475
Performance Food Group, Inc. (Consumer, non-cyclical, Food)144A	6.13	9-15-2032	130,000	130,039
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	7.75	2-15-2029	145,000	135,049
PG&E Corp. (Utilities, Electric)	5.25	7-1-2030	280,000	269,775
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%) (Utilities, Electric)±	7.38	3-15-2055	280,000	271,821
PRA Group, Inc. (Financial, Diversified financial services)144A	5.00	10-1-2029	135,000	122,999
Prairie Acquiror LP (Energy, Pipelines)144A	9.00	8-1-2029	225,000	226,735
Prime Security Services Borrower LLC/Prime Finance, Inc. (Consumer, non-cyclical, Commercial services)144A	6.25	1-15-2028	55,000	54,955
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.38	3-1-2032	65,000	65,366
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.75	3-1-2033	140,000	140,524
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 15

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Ritchie Bros Holdings, Inc. (Consumer, cyclical, Distribution/wholesale)144A	7.75%	3-15-2031	$50,000	$52,424
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (Financial, Diversified financial services)144A	4.00	10-15-2033	120,000	103,802
Rocket Software, Inc. (Technology, Software)144A	9.00	11-28-2028	225,000	231,827
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.75	3-15-2033	55,000	55,882
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.88	4-15-2040	300,000	283,205
Sabre Global, Inc. (Consumer, cyclical, Leisure time)144A	10.75	11-15-2029	218,000	207,645
Saks Global Enterprises LLC (Consumer, cyclical, Retail)144A	11.00	12-15-2029	230,000	139,504
Sally Holdings LLC/Sally Capital, Inc. (Consumer, cyclical, Retail)	6.75	3-1-2032	100,000	100,726
SCIH Salt Holdings, Inc. (Basic materials, Chemicals)144A	6.63	5-1-2029	230,000	223,394
Seagate HDD Cayman (Technology, Computers)	8.50	7-15-2031	250,000	267,427
Sealed Air Corp./Sealed Air Corp. U.S. (Industrial, Packaging & containers)144A	7.25	2-15-2031	180,000	187,443
Sempra (5 Year Treasury Constant Maturity+2.87%) (Utilities, Electric)±	4.13	4-1-2052	145,000	132,866
Service Corp. International (Consumer, non-cyclical, Commercial services)	5.75	10-15-2032	275,000	271,491
Service Properties Trust (Financial, REITs)	8.38	6-15-2029	85,000	83,122
Service Properties Trust (Financial, REITs)144A	8.63	11-15-2031	350,000	371,376
Sirius XM Radio LLC (Communications, Media)144A	4.13	7-1-2030	310,000	277,373
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co. (Consumer, cyclical, Entertainment)144A	6.63	5-1-2032	255,000	257,287
Sonic Automotive, Inc. (Consumer, cyclical, Retail)144A	4.63	11-15-2029	75,000	70,351
Sonic Automotive, Inc. (Consumer, cyclical, Retail)144A	4.88	11-15-2031	175,000	159,769
Sotheby’s/Bidfair Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	5.88	6-1-2029	295,000	250,823
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense)144A	9.75	11-15-2030	235,000	260,123
SS&C Technologies, Inc. (Technology, Software)144A	6.50	6-1-2032	305,000	309,191
Star Parent, Inc. (Consumer, non-cyclical, Healthcare-services)144A	9.00	10-1-2030	310,000	313,664
Starwood Property Trust, Inc. (Financial, REITs)144A	6.50	7-1-2030	245,000	246,422
Surgery Center Holdings, Inc. (Consumer, non-cyclical, Healthcare- services)144A	7.25	4-15-2032	155,000	154,648
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	12-31-2030	335,000	311,932
Taylor Morrison Communities, Inc. (Consumer, cyclical, Home builders)144A	5.13	8-1-2030	60,000	58,133
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare-services)	6.75	5-15-2031	400,000	410,036
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	4.75	1-15-2030	175,000	164,942
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	5.00	1-31-2028	195,000	189,930
TK Elevator U.S. Newco, Inc. (Industrial, Machinery-diversified)144A	5.25	7-15-2027	120,000	118,164
TransDigm, Inc. (Industrial, Aerospace/defense)144A	6.63	3-1-2032	580,000	594,125
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	60,000	59,973
U.S. Foods, Inc. (Consumer, non-cyclical, Food)144A	5.75	4-15-2033	280,000	274,262
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	4-15-2029	325,000	314,697
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (Financial, REITs)144A	6.00%	1-15-2030	$70,000	$62,601
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC (Financial, REITs)144A	10.50	2-15-2028	167,000	177,318
USI, Inc. (Financial, Insurance)144A	7.50	1-15-2032	130,000	134,263
Venture Global Calcasieu Pass LLC (Energy, Pipelines)144A	6.25	1-15-2030	210,000	210,058
Venture Global LNG, Inc. (Energy, Pipelines)144A	8.38	6-1-2031	330,000	318,224
Venture Global LNG, Inc. (Energy, Pipelines)144A	9.88	2-1-2032	125,000	126,921
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%) (Energy, Pipelines)144Aʊ±	9.00	9-30-2029	135,000	116,037
Venture Global Plaquemines LNG LLC (Utilities, Gas)144A	7.50	5-1-2033	135,000	138,498
Veritiv Operating Co. (Consumer, non-cyclical, Commercial services)144A	10.50	11-30-2030	160,000	167,128
Viasat, Inc. (Communications, Telecommunications)144A	5.63	4-15-2027	100,000	97,966
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.88	9-15-2027	60,000	59,878
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	7.00	2-15-2029	260,000	260,934
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%) (Utilities, Electric)144Aʊ±	7.00	12-15-2026	135,000	136,336
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%) (Utilities, Electric)144Aʊ±	8.88	1-15-2029	125,000	131,528
Vistra Operations Co. LLC (Utilities, Electric)144A	7.75	10-15-2031	170,000	179,755
Walgreens Boots Alliance, Inc. (Consumer, cyclical, Retail)	8.13	8-15-2029	190,000	197,685
Werner FinCo LP/Werner FinCo, Inc. (Industrial, Hand/machine tools)144A	11.50	6-15-2028	190,000	197,610
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%) (Industrial, Hand/machine tools)144A¥	14.50	10-15-2028	349,804	356,800
WESCO Distribution, Inc. (Industrial, Electrical components & equipment)144A	6.63	3-15-2032	295,000	300,080
Windstream Services LLC/Windstream Escrow Finance Corp. (Communications, Telecommunications)144A	8.25	10-1-2031	205,000	209,862
XPLR Infrastructure Operating Partners LP (Utilities, Electric)144A	7.25	1-15-2029	230,000	227,627
Zebra Technologies Corp. (Technology, Office/business equipment)144A	6.50	6-1-2032	200,000	200,930
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	6.88	4-23-2032	140,000	122,875
Total corporate bonds and notes (Cost $42,244,219)				42,267,391
Loans: 1.11%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%) (Consumer, cyclical, Housewares)±	10.07	10-30-2029	137,335	137,192
Asurion LLC (U.S. SOFR 1 Month+5.25%) (Financial, Insurance)±	9.69	1-31-2028	216,759	201,895
Asurion LLC (U.S. SOFR 1 Month+3.25%) (Financial, Insurance)±	7.69	7-31-2027	84,560	82,587
CommScope, Inc. (U.S. SOFR 1 Month+5.25%) (Communications, Telecommunications)±	9.57	12-17-2029	425,000	416,632
CP Atlas Buyer, Inc. (U.S. SOFR 1 Month+3.75%) (Industrial, Building materials)±	8.17	11-23-2027	209,269	195,301
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%) (Communications, Media)±	8.82	1-18-2028	149,098	144,914
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 17

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans(continued)
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%) (Communications, Media)±	9.79%	8-2-2029	190,179	$183,547
First Brands Group LLC (U.S. SOFR 3 Month+5.00%) (Consumer, cyclical, Auto parts & equipment)±	9.54	3-30-2027	104,992	97,287
GEO Group, Inc. (U.S. SOFR 1 Month+5.25%) (Consumer, non-cyclical, Commercial services)±	9.57	4-13-2029	90,000	91,040
Hertz Corp. (U.S. SOFR 3 Month+3.50%) (Consumer, non-cyclical, Commercial services)±	8.04	6-30-2028	154,664	119,478
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%) (Communications, Media)‡±	8.82	9-30-2027	119,329	78,161
McAfee Corp. (U.S. SOFR 1 Month+3.00%) (Technology, Computers)±	7.32	3-1-2029	134,662	126,078
Modivcare, Inc. (U.S. SOFR 3 Month+4.75%) (Consumer, non-cyclical, Healthcare-services)±	9.05	7-1-2031	319,192	214,257
Modivcare, Inc. (U.S. SOFR 3 Month+7.50%) (Consumer, non-cyclical, Healthcare-services)±	11.71	1-9-2026	56,478	42,588
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%) (Consumer, non-cyclical, Healthcare-services)±	8.03	12-31-2030	19,704	19,408
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%) (Consumer, cyclical, Retail)±	7.81	3-3-2028	210,000	182,660
PetSmart, Inc. (U.S. SOFR 1 Month+3.75%) (Consumer, cyclical, Retail)±	8.17	2-11-2028	282	275
Prairie Acquiror LP (U.S. SOFR 1 Month+4.25%) (Energy, Pipelines)±	8.57	8-1-2029	79,202	77,875
Quikrete Holdings, Inc. (U.S. SOFR 1 Month+2.25%) (Industrial, Building materials)±	6.57	2-10-2032	75,000	73,432
Rocket Software, Inc. (U.S. SOFR 1 Month+4.25%) (Technology, Software)±	8.57	11-28-2028	54,450	54,026
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	8.02	10-20-2027	58,097	58,521
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%) (Industrial, Aerospace/defense)±	8.78	1-15-2027	50,000	49,959
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	8.05	4-1-2031	15,000	14,919
Total loans (Cost $2,895,921)				2,662,032

	Dividend rate	Shares
Preferred stocks: 1.13%
Brazil: 0.88%
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	0.06	396,161	2,093,490
United States: 0.25%
CoBank ACB (U.S. SOFR 3 Month+1.44%) (Financials, Banks)144A†±	5.65	750	600,000
Total preferred stocks (Cost $3,510,176)			2,693,490
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.67%
Canada: 0.90%
1261229 BC Ltd. (Consumer, non-cyclical, Pharmaceuticals)144A	10.00%	4-15-2032	$410,000	$401,461
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines)144A	10.50	7-15-2026	405,000	425,250
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%) (Utilities, Electric)±	4.75	1-18-2082	280,000	262,854
Bausch & Lomb Corp. (Consumer, non-cyclical, Healthcare- products)144A	8.38	10-1-2028	155,000	161,014
Bausch Health Cos., Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	11.00	9-30-2028	80,000	75,232
Baytex Energy Corp. (Energy, Oil & gas)144A	8.50	4-30-2030	90,000	83,631
Bombardier, Inc. (Industrial, Aerospace/defense)144A	8.75	11-15-2030	175,000	187,515
Northriver Midstream Finance LP (Energy, Pipelines)144A	6.75	7-15-2032	135,000	134,151
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%) (Communications, Telecommunications)±	7.13	4-15-2055	320,000	318,840
Saturn Oil & Gas, Inc. (Energy, Oil & gas)144A	9.63	6-15-2029	129,000	116,896
				2,166,844
France: 0.23%
Banijay Entertainment SASU (Consumer, cyclical, Entertainment)144A	8.13	5-1-2029	225,000	230,581
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%) (Financial, Banks)144Aʊ±	8.00	8-22-2031	110,000	113,576
Opal Bidco SAS (Consumer, non-cyclical, Cosmetics/Personal Care)144A	6.50	3-31-2032	200,000	200,050
				544,207
Germany: 0.01%
TK Elevator Holdco GmbH (Industrial, Machinery-diversified)144A	7.63	7-15-2028	15,000	15,026
Ireland: 0.28%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (5 Year Treasury Constant Maturity+2.72%) (Financial, Diversified financial services)±	6.95	3-10-2055	130,000	130,540
GGAM Finance Ltd. (Financial, Diversified financial services)144A	5.88	3-15-2030	275,000	273,083
Perrigo Finance Unlimited Co. (Consumer, non-cyclical, Cosmetics/Personal Care)	6.13	9-30-2032	220,000	218,382
Virgin Media Vendor Financing Notes IV DAC (Communications, Media)144A	5.00	7-15-2028	60,000	58,029
				680,034
Japan: 0.25%
Rakuten Group, Inc. (Communications, Internet)144A	9.75	4-15-2029	315,000	332,265
Rakuten Group, Inc. (5 Year Treasury Constant Maturity+4.25%) (Communications, Internet)144Aʊ±	8.13	12-15-2029	280,000	263,368
				595,633
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—April 30, 2025 (unaudited)

	Interest rate	Maturity date	Principal	Value
Liberia: 0.10%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.63%	9-30-2031	$60,000	$59,539
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	6.25	3-15-2032	190,000	192,847
				252,386
Luxembourg: 0.07%
Telecom Italia Capital SA (Communications, Telecommunications)	7.20	7-18-2036	160,000	163,807
Mexico: 0.06%
Borr IHC Ltd./Borr Finance LLC (Energy, Oil & gas)144A	10.00	11-15-2028	171,463	145,830
Netherlands: 0.34%
Sensata Technologies BV (Industrial, Electronics)144A	5.88	9-1-2030	250,000	243,307
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	8.13	9-15-2031	250,000	275,246
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	8.50	8-15-2027	130,000	128,490
VZ Secured Financing BV (Communications, Media)144A	5.00	1-15-2032	180,000	157,076
				804,119
Panama: 0.12%
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.00	5-1-2029	135,000	134,205
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.13	2-15-2033	155,000	153,689
				287,894
Switzerland: 0.06%
UBS Group AG (5 Year Treasury Constant Maturity+3.40%) (Financial, Banks)144Aʊ±	4.88	2-12-2027	145,000	138,633
United Kingdom: 0.25%
Virgin Media Secured Finance PLC (Communications, Media)144A	4.50	8-15-2030	315,000	283,159
Zegona Finance PLC (Communications, Telecommunications)144A	8.63	7-15-2029	300,000	319,026
				602,185
Total yankee corporate bonds and notes (Cost $6,515,045)				6,396,598

		Yield	Shares
Short-term investments: 3.35%
Investment companies: 3.35%
Allspring Government Money Market Fund Select Class♠∞##		4.26	8,021,731	8,021,731
Total short-term investments (Cost $8,021,731)				8,021,731
Total investments in securities (Cost $234,647,612)	120.02%			287,417,530
Other assets and liabilities, net	(20.02)			(47,943,840)
Total net assets	100.00%			$239,473,690

The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2025 (unaudited)

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
‡	Security is valued using significant unobservable inputs.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
%%	The security is purchased on a when-issued basis.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,704,992	$55,692,358	$(51,375,619)	$0	$0	$8,021,731	8,021,731	$113,960
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
iShares MSCI EAFE ETF	Morgan Stanley Co.	(254)	$(2,032,000)	$80.00	5-2-2025	$(127,635)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(94)	(705,000)	75.00	5-2-2025	(97,055)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(110)	(913,000)	83.00	5-9-2025	(28,105)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(333)	(2,730,600)	82.00	5-9-2025	(104,229)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(129)	(1,070,700)	83.00	5-16-2025	(36,442)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(188)	(1,635,600)	87.00	5-16-2025	(7,332)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(224)	(1,870,400)	83.50	5-23-2025	(59,360)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(538)	(4,573,000)	85.00	6-20-2025	(103,565)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(251)	(1,882,500)	75.00	6-20-2025	(263,550)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(571)	(5,139,000)	90.00	6-20-2025	(21,413)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(39)	(312,000)	80.00	6-20-2025	(23,108)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(2,124)	(9,239,400)	43.50	5-2-2025	(104,076)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(134)	(549,400)	41.00	5-9-2025	(39,195)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(54)	(224,100)	41.50	5-23-2025	(13,797)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(267)	(1,335,000)	50.00	6-20-2025	(1,335)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(131)	(576,400)	44.00	6-20-2025	(14,541)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(4,011)	(19,653,900)	49.00	6-20-2025	(32,088)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(1)	(1,700,000)	17,000.00	5-2-2025	(267,065)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(5)	(10,512,500)	21,025.00	5-9-2025	(5,700)
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—April 30, 2025 (unaudited)

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(6)	$(12,825,000)	$21,375.00	5-23-2025	$(16,500)
Russell 2000 Index	Morgan Stanley Co.	(3)	(493,500)	1,645.00	5-9-2025	(95,085)
Russell 2000 Index	Morgan Stanley Co.	(35)	(8,907,500)	2,545.00	5-16-2025	(752)
Russell 2000 Index	Morgan Stanley Co.	(47)	(9,870,000)	2,100.00	5-16-2025	(17,860)
Russell 2000 Index	Morgan Stanley Co.	(1)	(177,500)	1,775.00	5-23-2025	(19,720)
S&P 500 Index	Morgan Stanley Co.	(6)	(3,015,000)	5,025.00	5-2-2025	(334,710)
S&P 500 Index	Morgan Stanley Co.	(9)	(4,369,500)	4,855.00	5-16-2025	(664,335)
S&P 500 Index	Morgan Stanley Co.	(2)	(1,040,000)	5,200.00	5-23-2025	(84,660)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(17)	(612,000)	360.00	6-20-2025	(84,192)
						$(2,667,405)
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Statement of assets and liabilities—April 30, 2025 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $226,625,881)	$279,395,799
Investments in affiliated securities, at value (cost $8,021,731)	8,021,731
Cash	50,389
Foreign currency, at value (cost $921)	913
Receivable for dividends and interest	2,255,844
Receivable for investments sold	890,268
Prepaid expenses and other assets	87,492
Total assets	290,702,436
Liabilities
Secured borrowing payable	47,500,000
Written options, at value (premiums received $1,683,832)	2,667,405
Payable for investments purchased	539,027
Advisory fee payable	192,989
Payable for when-issued transactions	166,063
Administration fee payable	11,352
Trustees’ fees and expenses payable	3,448
Accrued expenses and other liabilities	148,462
Total liabilities	51,228,746
Total net assets	$239,473,690
Net assets consist of
Paid-in capital	$330,333,963
Total distributable loss	(90,860,273)
Total net assets	$239,473,690
Net asset value per share
Based on $239,473,690 divided by 43,065,914 shares issued and outstanding (unlimited number of shares authorized)	$5.56
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Statement of operations—six months ended April 30, 2025 (unaudited)
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $521,835)	$5,638,796
Interest	2,019,405
Income from affiliated securities	113,960
Total investment income	7,772,161
Expenses
Advisory fee	1,218,110
Administration fee	71,653
Custody and accounting fees	20,515
Professional fees	85,816
Shareholder report expenses	38,887
Trustees’ fees and expenses	8,447
Transfer agent fees	16,023
Interest expense	1,235,777
Dividends on securities sold short	226,609
Other fees and expenses	72,012
Total expenses	2,993,849
Net investment income	4,778,312
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	6,483,711
Securities sold short	(278,701)
Foreign currency and foreign currency translations	(1,787)
Written options	2,200,822
Net realized gains on investments	8,404,045
Net change in unrealized gains (losses) on
Unaffiliated securities	343,737
Foreign currency and foreign currency translations	43,626
Written options	(1,592,723)
Unfunded loan commitments	(126)
Net change in unrealized gains (losses) on investments	(1,205,486)
Net realized and unrealized gains (losses) on investments	7,198,559
Net increase in net assets resulting from operations	$11,976,871
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended April 30, 2025 (unaudited)	Year ended October 31, 2024
Operations
Net investment income	$4,778,312	$8,622,562
Net realized gains on investments	8,404,045	16,792,732
Net change in unrealized gains (losses) on investments	(1,205,486)	36,884,842
Net increase in net assets resulting from operations	11,976,871	62,300,136
Distributions to shareholders from
Net investment income and net realized gains	(10,540,382)	(10,561,103)
Tax basis return of capital	0	(8,486,870)
Total distributions to shareholders	(10,540,382)	(19,047,973)
Capital share transactions
Cost of shares repurchased	0	(779,930)
Total increase in net assets	1,436,489	42,472,233
Net assets
Beginning of period	238,037,201	195,564,968
End of period	$239,473,690	$238,037,201
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Statement of cash flows—six months ended April 30, 2025 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$11,976,871
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(91,305,912)
Proceeds from the sales of long-term securities	100,148,386
Amortization, net	(92,115)
Proceeds from securities sold short	15,528,838
Purchases to cover short securities	(15,528,838)
Purchases and sales of short-term securities, net	(4,394,168)
Proceeds from premiums received from written options	6,570,736
Payment to close written options	(4,590,945)
Increase in receivable for investments sold	(375,099)
Decrease in principal paydown receivable	3,425
Increase in receivable for dividends and interest	(442,255)
Decrease in prepaid expenses and other assets	10,940
Increase in payable for investments purchased	149,008
Increase in trustees’ fees and expenses payable	3,242
Decrease in advisory fee payable	(14,871)
Decrease in administration fee payable	(875)
Increase in payable for dividends and interest expense on securities sold short	(1,364)
Increase in accrued expenses and other liabilities	102,315
Proceeds from foreign currency transactions	41,839
Net realized gains on unaffiliated securities	(6,483,711)
Net realized losses on securities sold short	278,701
Net realized losses on foreign currency and foreign currency translations	1,787
Net realized gains from written options	(2,200,822)
Net change in unrealized (gains) losses on unaffiliated securities	(343,737)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(43,626)
Net change in unrealized (gains) losses on written options	1,592,723
Net change in unrealized (gains) losses on unfunded loan commitments	126
Net cash provided by operating activities	10,590,599
Cash flows from financing activities
Cash distributions paid	(10,540,382)
Net cash used in financing activities	(10,540,382)
Net increase in cash	50,217
Cash (including foreign currency)
Beginning of period	1,085
End of period*	$51,302
Supplemental cash disclosure
Cash paid for interest expense on borrowings	$1,266,391
Cash paid for dividends and interest expense on securities sold short	$227,973

*	The ending balance is composed of Foreign currency, at value of $913 and Cash of $50,389 on the Statement of assets and liabilities.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2025 (unaudited)	Year ended October 31
		2024	2023	2022	2021	2020
Net asset value, beginning of period	$5.53	$4.52	$4.57	$6.03	$4.84	$5.87
Net investment income	0.11 [1]	0.20 [1]	0.15 [1]	0.13	0.20 [1]	0.16
Net realized and unrealized gains (losses) on investments	0.16	1.24	0.25	(1.06)	1.51	(0.63)
Total from investment operations	0.27	1.44	0.40	(0.93)	1.71	(0.47)
Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.21)	(0.18)	(0.26)	(0.18)
Tax basis return of capital	0.00	(0.20)	(0.24)	(0.35)	(0.26)	(0.39)
Total distributions to shareholders	(0.24)	(0.44)	(0.45)	(0.53)	(0.52)	(0.57)
Anti-dilutive effect of shares repurchased	0.00	0.01	0.00 [2]	0.00	0.00 [2]	0.01
Net asset value, end of period	$5.56	$5.53	$4.52	$4.57	$6.03	$4.84
Market value, end of period	$5.02	$4.81	$3.84	$4.63	$5.81	$4.09
Total return based on market value[3]	9.64%	37.42%	(8.16)%	(11.43)%	56.27%	(16.35)%
Ratios to average net assets (annualized)
Expenses*	2.50%	2.77%	2.98%	1.86%	1.37%	1.60%
Net investment income*	3.99%	3.74%	3.18%	2.52%	3.57%	3.17%
Supplemental data
Portfolio turnover rate	32%	75%	97%	97%	105%	108%
Net assets, end of period (000s omitted)	$239,474	$238,037	$195,565	$197,587	$260,634	$211,166
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$6,042	$6,011	$5,117	$5,160	$6,487	$5,446

*	Ratios include dividends on securities sold short and/or interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2025 (unaudited)	1.22%
Year ended October 31, 2024	1.54%
Year ended October 31, 2023	1.65%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2025, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
28 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may sell a security it does not own as a result of an exercised written call option. The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such securities during the period are recorded as an expense on the Statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of assets and liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Allspring Global Dividend Opportunity Fund | 29

Notes to financial statements (unaudited)
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9.00% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2025, the aggregate cost of all investments for federal income tax purposes was $236,074,235 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$62,913,719
Gross unrealized losses	(14,237,829)
Net unrealized gains	$48,675,890
As of October 31, 2024, the Fund had capital loss carryforwards which consisted of $141,622,698 in short-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
30 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$290,223	$0	$290,223
Common stocks
Australia	0	2,203,391	0	2,203,391
Brazil	3,618,277	0	0	3,618,277
Canada	3,408,430	0	0	3,408,430
China	0	8,571,847	0	8,571,847
France	0	11,613,037	0	11,613,037
Germany	0	6,656,133	0	6,656,133
Ireland	5,102,208	0	0	5,102,208
Israel	0	2,052,894	0	2,052,894
Italy	0	4,019,366	0	4,019,366
Japan	0	10,914,840	0	10,914,840
Luxembourg	0	512	0	512
Netherlands	0	2,059,371	0	2,059,371
Norway	0	3,695,832	0	3,695,832
Singapore	0	2,407,449	0	2,407,449
South Korea	0	2,872,499	0	2,872,499
Spain	0	2,567,655	0	2,567,655
Switzerland	0	7,864,721	0	7,864,721
Taiwan	4,141,246	0	0	4,141,246
United Kingdom	0	8,879,452	0	8,879,452
United States	131,998,528	22,059	416,318	132,436,905
Corporate bonds and notes	0	42,267,391	0	42,267,391
Loans	0	2,583,871	78,161	2,662,032
Preferred stocks
Brazil	2,093,490	0	0	2,093,490
United States	0	600,000	0	600,000
Yankee corporate bonds and notes	0	6,396,598	0	6,396,598
Short-term investments
Investment companies	8,021,731	0	0	8,021,731
Total assets	$158,383,910	$128,539,141	$494,479	$287,417,530
Liabilities
Written options	$2,666,653	$752	$0	$2,667,405
Total liabilities	$2,666,653	$752	$0	$2,667,405
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2025, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Allspring Global Dividend Opportunity Fund | 31

Notes to financial statements (unaudited)
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended April 30, 2025.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2025 and year ended October 31, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2024, the Fund purchased 177,479 of its shares on the open market at a total cost of $779,930.
6.
BORROWINGS
The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2025, the Fund had average borrowings outstanding of $47,500,000 (on an annualized basis) at an average interest rate of 5.25% and recorded interest in the amount of $1,235,777, which represents 1.03% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2025 were $90,518,397 and $100,064,689, respectively.
8.
DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2025, the Fund entered into written options for income generation and hedging purposes. The Fund had an average of 8,116 written option contracts during the six months ended April 30, 2025.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the
32 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$2,667,405	$0	$(2,667,405)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
May 29,2025	June 12,2025	July 1,2025	$0.12640
These distributions are not reflected in the accompanying financial statements.
11.OPERATING SEGMENTS
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. For the periods presented, the Fund operated as a single operating segment. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenue is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Global Dividend Opportunity Fund | 33

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On February 3, 2025, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Timothy J. Penny
Shares voted “For”	28,522,689
Shares voted “Withhold”	4,733,873
Shares voted “Abstain”	856,100
James G. Polisson
Shares voted “For”	28,553,042
Shares voted “Withhold”	4,770,025
Shares voted “Abstain”	789,595
Pamela Wheelock
Shares voted “For”	28,027,899
Shares voted “Withhold”	5,302,833
Shares voted “Abstain”	781,930
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, with subsequent additional amendments approved April 16, 2024, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”). The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee in a contested election with a plurality of shares outstanding required to elect a Trustee in an uncontested election. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or

34 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Global Dividend Opportunity Fund | 35

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 93 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation from 2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Dividend Opportunity Fund | 37

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President and Chief Executive Officer of Allspring Funds Management, LLC since 2025 and Head of Strategic
Initiatives of Allspring Global Investments since 2022. Prior thereto, Independent Board Member for the Principal
Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to
2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business
Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38 | Allspring Global Dividend Opportunity Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Global Dividend Opportunity Fund | 39

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04302025-wuaxt79n 06-25
SAR142 04-25

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of April 30, 2025)

Justin Carr, CFA

Senior Portfolio Manager, Systematic Core Equity - Justin Carr is a senior portfolio manager for the Systematic Core Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Justin served as an analyst for Evergreen Investments. He began his investment industry career in 2000. Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in financial mathematics from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Senior Portfolio Manager, Systematic Core Equity - Vince Fioramonti is a senior portfolio manager for the Systematic Core Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his investment industry career in 1988 with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. Vince earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Senior Portfolio Manager, Head of Options Solutions, Co-Head of Custom SMA, COO of Equity Megan Miller is a senior portfolio manager, head of Options Solutions, co-head of Custom SMA, and Equity chief operating officer at Allspring Global Investments. In her role, she is responsible for portfolio and risk management for numerous derivatives-based investment strategies and oversees portfolio management for all of the firm’s options-based strategies. Megan leads the team’s options strategy research, focusing on topics such as volatility forecasting and expected return models, and engages with product teams and institutional clients in the design of nonlinear investment solutions. In addition, she co-leads Allspring’s retail custom separately managed account (SMA) capabilities and is responsible for setting and driving the strategic vision for Allspring’s Custom SMA platform, Remi. Remi is Allspring’s tech-enabled investment platform that delivers customized and tax-optimized SMAs at scale. Lastly, Megan partners with the firm’s Equity teams to find opportunities to leverage our best thinking, research tools, data, operations, technology, and implementation capabilities to drive better outcomes for clients and position the investment platform for growth. Megan joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). She began her investment industry career in 2005. Megan earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance from the University of California, Berkeley. She has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Steven Zhao

Portfolio Manager, Options Solutions - Steven Zhao is a portfolio manager for the Options Solutions team at Allspring Global Investments. In this role, Steven is responsible for portfolio and risk management within derivatives-based investment strategies and the day-to-day trading of portfolios as well as quantitative research around these strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Previously, he served as assistant vice president at TCW Group. Prior to that, Steven worked with Merrill Lynch Global Asset Management and Nasdaq China. He began his investment industry career in 2009. Steven earned a bachelor’s degree in electrical engineering and a bachelor’s degree in business economics from Peking University. He was granted full fellowship as a Ph.D. candidate at McCombs School of Business at the University of Texas, Austin, majoring in information and risk management. Steven also earned a master’s degree in financial engineering from the University of California, Los Angeles, Anderson School of Management. He is a Certified Financial Risk Manager.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent six months ended April 30, 2025.

Justin P. Carr

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	3	18
Total assets of above accounts (millions)	$2,126.60	$368.10	$682.51

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$58.38

Vince Fioramonti

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	4	1	13
Total assets of above accounts (millions)	$1,114.59	$63.02	$210.93

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	8	3	23
Total assets of above accounts (millions)	$3,587.95	$149.66	$631.96

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$165.57

Megan Miller

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	3	1	4
Total assets of above accounts (millions)	$475.88	$65.61	$43.51

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	17	6	26
Total assets of above accounts (millions)	$17,223.94	$800.33	$902.646

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$165.57

Steven Zhao

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	1	0	0
Total assets of above accounts (millions)	$354.55	$0.00	$0.00

performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2025:

Justin P. Carr	None
Vince Fioramonti	$100,000 and $500,000
Chris Lee	$100,001 and $500,000
Megan Miller	None
Michael J. Schueller	None
Steven Zhao	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c)	(d)
Period			Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2024 - 11/30/2024	0	$0.00	0	2,036,482
12/1/2024 - 12/31/2024	0	0.00	0	2,036,482
1/1/2025 - 1/31/2025	0	0.00	0	2,153,296
2/1/2025 - 2/28/2025	0	0.00	0	2,153,296
3/1/2025 - 3/31/2025	0	0.00	0	2,153,296
4/1/2025 - 4/30/2025	0	0.00	0	2,153,296
Total	0	$0.00	0	2,153,296

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: June 26, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: June 26, 2025